DELAWARE(SM)
INVESTMENTS
------------

Delaware New Pacific Fund

International Diversification

2000 ANNUAL REPORT

(International Diversification Artwork)

TABLE OF CONTENTS
-----------------

Letter to Shareholders             1

Portfolio Management
Review                             3

Performance Summary                6

Financial Statements

  Statement of Net Assets          7

  Statement of Operations         10

  Statements of Changes in
  Net Assets                      11

  Financial Highlights            12

  Notes to Financial
  Statements                      16

  Report of Independent
  Auditors                        19





A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

A Commitment To Our Investors

Experienced
[ ] Our seasoned investment professionals average 11 years' experience.

[ ] We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a full range of economic and market environments.

Disciplined

[ ] We follow strict investment policies and clear buy/sell guidelines.

[ ] We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.

Consistent

[ ] We clearly  articulate our investment policies and follow them consistently.

[ ] Our commitment to consistency has earned us the confidence of discriminating institutional and individual investors to manage more than $44 billion in assets as of September 30, 2000.

Comprehensive

[ ] We offer more than 70 mutual funds in these asset classes.

    o Large-cap  equity                             o High-yield  bonds
    o Mid-cap equity                                o Investment grade bonds
    o Small-cap equity                              o Municipal bonds (single-
    o International equity                            state and national funds)
    o Balanced                                      o International fixed-income

[ ] Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

"MUCH OF THE
CAUTIONARY  SENTIMENT
AT HOME MAY HAVE
TRICKLED DOWN TO
MARKETS IN ASIA AND
THE PACIFIC RIM."


Dear Shareholder

December 4, 2000

Recap of Events -- The pace of global economic growth slowed this past year as tightening financial conditions, combined with the high price of oil, generally presented a challenge to businesses worldwide. During the year, the U.S. Federal Reserve Board, the European Central Bank, and, for the first time since 1990, even the Bank of Japan raised interest rates.

This tighter monetary environment has contributed to the generally weak performance of global equity markets. In a poor environment for stocks, returns in many overseas markets have been lackluster, while major U.S. equity indexes such as the Dow Jones Industrial Average and the S&P 500 Index are in negative territory year-to-date as of October 31, 2000. Much of the cautionary sentiment at home may have trickled down to markets in Asia and the Pacific Rim. As a result, the year was generally challenging for investors looking to those areas of the world.

Delaware New Pacific Fund, which invests in both developed and emerging Pacific Basin markets, returned -18.35% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended October 31, 2000. During the same year, the MSCI Pacific Equity Index -- a stock index that is your Fund's benchmark, and which generally tracks Pacific Basin markets -- fell by 10.34%, while the Lipper Pacific Region Funds Average lost 11.67%.

Despite a difficult year for investors in Pacific Basin equities, there are some clear reasons for optimism. For one, many emerging market countries in the region continue to adopt pro-business policy changes. As a result, the technology sector has continued to grow in parts of the region, providing newfound diversity to a handful of emerging market economies. Developed markets, meanwhile, are becoming more interdependent each year. China's entry into the World Trade Organization, for example, likely bodes well for the entire region over the long term. The increasing globalization of financial markets and businesses is a very real trend that could be encouraging to Pacific Basin investors who maintain a long-term perspective. We hope that investors have the patience to weather the current downturn in Pacific Basin markets, and that they will be rewarded by an eventual market rebound.


Total Return
For the Period Ended October 31, 2000                        One Year
--------------------------------------------------------------------------------
Delaware New Pacific Fund Class A Shares                      -18.35%
--------------------------------------------------------------------------------
MSCI Pacific Equity Index                                     -10.34%
Lipper Pacific Region Funds Average (27 funds)                -11.67%
--------------------------------------------------------------------------------
All performance shown above is at net asset value and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 6. The MSCI Pacific Equity Index is an unmanaged total return index, reported in U.S. dollars, of approximately 500 companies from the following six countries: Australia, Hong Kong, Japan, Malaysia, New Zealand, and Singapore. The Lipper category represents the average return of funds with similar investment objectives tracked by Lipper (Source: Lipper, Inc.). You cannot invest directly in an index. Past performance does not guarantee future results.

Foreign investments are subject to risks not ordinarily associated with domestic investments (i.e., currency, economic and political risks).

"WE THINK THAT
INVESTORS COMMITTED
TO RIDING OUT EMERGING
MARKET VOLATILITY CAN
ACHIEVE CAPITAL
APPRECIATION OVER THE
LONG TERM."


(International Diversification Artwork)



Market Outlook
We believe that the damage done in Pacific Basin equity markets by oil prices, rising interest rates, and a strong U.S. dollar, are excessive. We think good values are available in both emerging and developed international markets, but investors will need to remain focused on companies that can produce sustained profitability.

We continue to believe that investing in overseas markets adds important diversification to your portfolio. Investments in non-U.S. stocks can provide opportunity for capital appreciation, but they also come with increased risks and volatility that call for a long investment time horizon. We think that investors committed to riding out emerging market volatility can achieve capital appreciation over the long term. We commend you for remaining steadfast with regard to your international investments.

Thank you for your continued confidence and commitment to Delaware Investments.

Sincerely,



/s/ Wayne A. Stork                        /s/ David K. Downes

Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

Calum Graham
Portfolio Manager & Director
AIB Govett Asset Management Ltd.

December 4, 2000


"...MANY ASIAN MARKETS
EXPERIENCED THE SAME
INCREASED DIVERGENCE
BETWEEN OLD ECONOMY
AND NEW ECONOMY
STOCKS THAT OCCURRED IN
THE UNITED STATES."


PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Fund's Results
Delaware New Pacific Fund performed well early in its fiscal year, when Pacific Basin markets generally saw strong performance in the technology and telecommunications sectors. Unfortunately, the extended rebound that took place in many Asian markets during 1999 came to an end in the spring of 2000. Fears of rising U.S. interest rates, high oil prices, and slowing in the technology sector pulled many of these markets strongly downward.

The Fund, which had posted a positive return and was outpacing its benchmark index at mid-fiscal-year, finished the year ended October 31, 2000 with a return of -18.35% (Class A shares at net asset value with distributions reinvested). For the full fiscal year, performance was worse than that of the benchmark MSCI Pacific Equity Index, which fell by 10.34%. Our heavier weightings in technology contributed to the Fund's returns falling harder than the benchmark as Pacific Basin markets took a turn downward.

During the fiscal year, countries such as Japan, South Korea, Hong Kong, and India continued to develop reputations as Internet industry hotbeds. As a result, many Asian markets experienced the same increased divergence between Old Economy and New Economy stocks that occurred in the United States. Sectors such as technology and telecommunications generally outperformed other sectors across Asian markets when those markets performed well, and then fell harder during the downturns.

Portfolio Highlights
As of October 31, 2000, technology and financial services were your Fund's two largest sectors. During the year we took a cautious approach to our selection of technology holdings. While we believe in the long-term growth prospects of many technology companies in our markets, we have selected stocks that we believe are undervalued.

Our investment process includes both a "top-down" and a "bottom-up" approach. We start by using a top-down view of the entire region to select our country allocation, taking into account factors such as long-term regional growth rates, currency values, and the ratio of market-capitalization-to-Gross Domestic Product within a country. Once our country allocation is in place, we select individual stocks using a bottom-up approach to fundamental analysis, always keeping a focus on "growth at a reasonable price."

Delaware New Pacific Fund
Country Allocation
As of October 31, 2000


Hong Kong 11.0%
Japan 50.1%
Australia 8.0%
South Korea 6.2%
Singapore 6.1%
Taiwan 3.3%
India 3.3%
Malaysia 2.2%
China 1.7%
Thailand 0.2%


(International Diversification Artwork)


During the year, a number of Southeast Asian markets fared poorly. As of fiscal year end, we have reduced our holdings in Thailand and eliminated our exposure to the Philippines, due to instability in those markets. In another poor-performing market, the Fund's return was hurt during the year by the stock of resort developer Resorts World Berhad, our single Malaysian holding as of October 31, 2000.

Since we last reported to you, we have also made adjustments to our holdings in South Korea, one of the hardest hit markets during the year. Our largest South Korean holding at the start of the fiscal year was Samsung Electronics. We have reduced our positions in Samsung due to the company's uncertain earnings outlook. During the year, Samsung stock lost significant value, hurting the Fund's performance.

A large percentage of the portfolio remains invested in Japan (50.1%), although we hold a smaller percentage of Japanese stocks than our benchmark index. During the year, we decreased our exposure to Internet-related technology stocks in Japan and concentrated more heavily on electronics and telecommunications companies. Some of these stocks, such Kyocera and Omron, held up fairly well during the year, while others, such as Sony, detracted from performance. As of October 31, 2000, the Japanese stock market had reached a 20-month low, with the average price-to-earnings ratio at a 15-year low (Source: Barron's). Although this would seem to indicate that there is value in the Japanese market, we believe that the country's cloudy economic forecast should prompt investors to remain cautious. We will continue to monitor Japan for signs of economic recovery and look for the value that may now be represented there.

We also believe that the Taiwanese stock market sold off to extreme levels in recent months and now generally represents value. We have been encouraged by government policymaking in Taiwan, which seems to be promoting the development of the equities market there.

Moving forward, we expect to continue to hold positions in China and Hong Kong, which are currently benefiting from relatively strong economies. Both countries have also recently been given heavier weightings in the MSCI EAFE Index. Among the Fund's top holdings is HSBC Holdings, a U.K.-based bank that operates in Hong Kong. We will also be looking to Australia, where the increasingly cheap Australian dollar has been making some investors take note of possible value there.

Delaware New Pacific Fund
Portfolio Characteristics
October 31, 2000
-------------------------------------------------
Beta*                                        0.91
-------------------------------------------------
Average Price-to-
   Earnings Ratio**                         17.80
-------------------------------------------------
Median Market
 Capitalization                    $39.08 billion
-------------------------------------------------

 *Beta is a measure of risk relative to the S&P 500 Index. A number less than 1.0 means less historical price volatility than the Index. A number higher than
  1.0 means more historical volatility.

**P/Es are based on analysts' forward
  earnings estimates as reported by First
  Call Thomson Financial.





Outlook
We believe that concerns about economic and corporate earnings growth have been largely responsible for the downward momentum in Asian stock markets. We believe it is possible that many markets will sell off too sharply, which could create buying opportunities and perhaps the potential for a strong rally.

Still, it seems clear to us that there continue to be strong links between Asian markets and the U.S. equities market. Thus, we believe that the Federal Reserve's monetary policy and a clear outlook for the U.S. economy will be keys to an Asian market recovery. During this period of lower prices, we will continue to look for opportunities in countries where we perceive good values.


Top 10 Holdings
October 31, 2000

                                                                                                  Percentage of
Company                               Country            Sector                                     Net Assets
----------------------------------------------------------------------------------------------------------------
 1. Sakura Bank                       Japan              Banking & Financial Services                 5.1%
----------------------------------------------------------------------------------------------------------------
 2. Mitsubishi                        Japan              Business Services                            4.7%
----------------------------------------------------------------------------------------------------------------
 3. United Overseas Bank              Singapore          Banking & Financial Services                 4.6%
----------------------------------------------------------------------------------------------------------------
 4. Mitsui Fudosan                    Japan              Other Financial Services                     3.8%
----------------------------------------------------------------------------------------------------------------
 5. Omron                             Japan              Technology/Communications                    3.5%
----------------------------------------------------------------------------------------------------------------
 6. Orix                              Japan              Other Financial Services                     3.4%
----------------------------------------------------------------------------------------------------------------
 7. Nippon Express                    Japan              Transportation                               2.6%
----------------------------------------------------------------------------------------------------------------
 8. HSBC Holdings                     Hong Kong          Banking & Financial Services                 2.5%
----------------------------------------------------------------------------------------------------------------
 9. Rohm                              Japan              Technology/Communications                    2.4%
----------------------------------------------------------------------------------------------------------------
10. Matsumotokiyoshi                  Japan              Consumer/Retail                              2.3%
----------------------------------------------------------------------------------------------------------------

FUND BASICS
-----------

Fund Objectives
The Fund seeks to maximize
long-term capital appreciation. It
does so primarily by investing in
companies which are located or
have their principal business
activities in the Pacific Basin.

Total Fund Assets
As of October 31, 2000
$6.43 million

Number of Holdings
68

Fund Start Date
December 3, 1993

Your Fund Manager
Calum Graham joined AIB Govett
Asset Management Limited in 1996
as Director of Emerging  Markets.
He was previously head of the Latin
America desk. Prior to joining AIB
Govett Asset Management Limited,
he worked for Cazenove & Co.
where he helped set up the firm's
equity research and sales operation
in Latin America.

Nasdaq Symbols
Class A  DENPX
Class B  DENBX
Class C  DENCX

DELAWARE NEW PACIFIC FUND PERFORMANCE
--------------------------------------

Growth of a $10,000 Investment
December 3, 1993 (Fund inception) through October 31, 2000

                               Delaware New
                               Pacific Fund         MSCI Pacific
                              Class A Shares        Equity Index
Dec. 3 '93                        $9,425               $10,000
Apr. '94                          $9,453               $11,288
Oct. '94                          $9,849               $11,887
Apr. '95                          $8,276               $11,601
Oct. '95                          $8,471               $10,576
Apr. '96                          $9,813               $12,495
Oct. '96                          $9,170               $10,947
Apr. '97                          $9,546               $ 9,810
Oct. '97                          $7,231               $ 8,809
Apr. '98                          $5,952               $ 8,057
Oct. '98                          $4,567               $ 7,602
Apr. '99                          $5,893               $ 9,705
Oct. '99                          $7,239               $11,546
Apr. '00                          $7,644               $11,968
Oct. '00                          $6,241               $10,731

Chart assumes $10,000 invested on December 3, 1993 and includes the effect of a 5.75% maximum front-end sales charge and the reinvestment of all distributions and capital gains. Performance of other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. You cannot invest directly in an index.

Average Annual Total Returns
Through October 31, 2000                                      Lifetime   Five Years    One Year
------------------------------------------------------------------------------------------------
Class A (Est. 12/3/93)
      Excluding Sales Charge                                   -6.53%      -6.95%      -18.35%
      Including Sales Charge                                   -7.33%      -8.04%      -23.02%
------------------------------------------------------------------------------------------------
Class B (Est. 3/29/94)
      Excluding Sales Charge                                   -6.85%      -7.56%      -18.93%
      Including Sales Charge                                   -6.85%      -7.92%      -22.94%
------------------------------------------------------------------------------------------------
Class C (Est. 5/10/94)
      Excluding Sales Charge                                   -7.45%      -7.59%      -18.82%
      Including Sales Charge                                   -7.45%      -7.59%      -19.62%
------------------------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed.

Past performance does not guarantee future results.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime, five-year and one-year periods ended October 31, 2000 for Delaware New Pacific Fund Institutional Class shares were -7.78%, -6.52% and -18.12%, respectively. The Institutional Class was originally made available without sales charges or asset-based distribution charges only to a certain eligible institutional accounts on February 3, 1994.

An expense limitation was in effect for all classes of Delaware New Pacific Fund during the periods shown. Performance would have been lower if the expense limitation was not in effect.

Statement of Net Assets

DELAWARE NEW PACIFIC FUND
-------------------------

                                                         Number of   Market
October 31, 2000                                         Shares      Value (US$)
--------------------------------------------------------------------------------
 Common Stock - 92.24%
 Australia - 8.02%
 BHP ..................................................     7,500   $  72,685
*ERG ..................................................     8,522      41,736
*Lend Lease ...........................................     7,500      87,785
 National Australia Bank ..............................     6,000      83,335
 News Corporation .....................................     6,600      69,025
 Onesteel .............................................     2,288       1,091
 Telstra ..............................................    22,600      73,742
 Westpac Banking ......................................    12,600      86,026
                                                                    ---------
                                                                      515,425
                                                                    ---------
 China - 1.74%
 Petrochina ...........................................   532,000     111,871
                                                                    ---------
                                                                      111,871
                                                                    ---------
 Hong Kong - 11.00%
 Cheung Kong (Holdings) ...............................    12,000     132,709
 China Telecom (Hong Kong) ............................     7,000      45,102
 HSBC Holdings ........................................    11,600     161,380
 New World Infrastructure .............................   105,000      95,589
 Smartone Telecommunications ..........................    26,000      38,505
 Sun Hung Kai Properties ..............................    15,000     124,054
 Yue Yuen Industrial (Holdings) .......................    59,000     109,315
                                                                    ---------
                                                                      706,654
                                                                    ---------
 India - 3.32%
 Hindalco Industries - GDR ............................     4,540      69,008
*ICICI - ADR ..........................................     3,370      31,804
 I.T.C. - GDR .........................................     3,900      70,785
*Satyam Computer Participation Notes ..................     4,750      31,084
 SSI - GDR ............................................     2,185      10,663
                                                                    ---------
                                                                      213,344
                                                                    ---------
 Japan - 50.11%
 DDI ..................................................        21      98,525
 Fujitsu ..............................................     7,000     124,695
 Funai Electric .......................................       700      52,854
 Ito-Yokado ...........................................     3,000     135,526
 Kyocera ..............................................     1,000     130,120
 Matsumotokiyoshi .....................................     1,900     150,426
 Mitsubishi ...........................................    37,000     305,141
 Mitsui Fudosan .......................................    20,000     242,280
 Murata Mfg ...........................................     1,000     119,674
 Nippon Express .......................................    28,000     168,056
 Nippon Telegraph & Telephone .........................        16     145,588
 NTT DoCoMo ...........................................         5     123,247
 Omron ................................................     9,000     221,845
 Orix .................................................     2,100     220,333
 Rohm .................................................       600     151,251
 Ryohin Keikaku Limited ...............................     1,500      76,148
*Sakura Bank ..........................................    45,000     327,820
 Sekisui House ........................................    10,000     105,745
 Shin-Etsu Chemical ...................................     2,000      82,104

                                                         Number of   Market
                                                         Shares      Value (US$)
--------------------------------------------------------------------------------
 Common Stock (continued)
 Japan (continued)
 SMC ..................................................       900  $  127,334
*Sony .................................................     1,400     111,867
                                                                   ----------
                                                                    3,220,579
                                                                   ----------
 Malaysia - 2.18%
 Resorts World Berhad .................................    80,000     140,002
                                                                   ----------
                                                                      140,002
                                                                   ----------
 Singapore - 6.08%
 Elec and Eletek International ........................    34,000      94,860
 Sembcorp Industries ..................................        26          25
 United Overseas Bank .................................    40,000     296,077
                                                                   ----------
                                                                      390,962
                                                                   ----------
 South Korea - 6.21%
 H&CB .................................................     2,800      67,323
 Hyundai Motor ........................................     1,200      13,714
 Kookmin Bank .........................................     6,100      69,714
 Korea Electric Power .................................     1,700      37,960
*Korea Telecom - ADR ..................................     1,070      39,456
 Korea Telecom Freetel ................................       770      27,145
 L.G. Chemical ........................................     2,778      27,353
 Pohang Iron & Steel ..................................       460      26,731
 Samsung Electronics ..................................       205      25,681
 SK Telecom ...........................................       300      63,956
                                                                   ----------
                                                                      399,033
                                                                   ----------
 Taiwan - 3.35%
 Acer Communications & Multimedia .....................    19,000      22,630
 Asustek Computer .....................................     6,307      31,415
 Far Eastern Textile ..................................    51,120      42,066
 Siliconware Precision Industries .....................    37,620      28,630
 Systex ...............................................     4,000       6,682
 Taiwan Celluar .......................................     7,000      14,617
*United Microelectronics ..............................    23,800      41,968
 Universal Scientific Industrial ......................    14,000      12,473
 Via Technologies .....................................     1,000       7,176
 Winbond Electronics ..................................     8,000       7,746
                                                                   ----------
                                                                      215,403
                                                                   ----------
 Thailand - 0.23%
 Advanced Information Service .........................     1,800      14,806
                                                                   ----------
                                                                       14,806
                                                                   ----------
 Total Common Stock (cost $6,822,341) .................             5,928,079
                                                                   ----------

                                                         Principal
                                                         Amount     Market
Delaware New Pacific Fund                                (US$)      Value (US$)
--------------------------------------------------------------------------------
Repurchase Agreements - 5.01%
With Chase Manhattan 6.55% 11/1/00
  (dated 10/31/00, collateralized by
  $114,000 U.S. Treasury Notes 4.75%
  due 2/15/04, market value $110,983) .................  $108,000  $  108,000
With J.P. Morgan Securities 6.52% 11/1/00
  (dated 10/31/00, collateralized by
  $45,000 U.S. Treasury Notes 6.25%
  due 2/15/03, market value $45,839 and
  $31,000 U.S. Treasury Notes 5.25%
  due 8/15/03, market value $31,380 and
  $31,000 U.S. Treasury Notes 7.25%
  due 5/15/04, market value $33,881) ..................   107,000     107,000
With PaineWebber 6.54% 11/1/00 (dated
  10/31/00, collateralized by $106,000
  U.S. Treasury Notes 5.875% due 11/15/05,
  market value $109,196) ..............................   107,000     107,000
                                                                   ----------
Total Repurchase Agreements
  (cost of $322,000) ..................................               322,000
                                                                   ----------
Total Market Value of Securities - 97.25%
  (cost $7,144,341) ...................................             6,250,079
Receivables and Other Assets
  Net of Liabilities - 2.75% ..........................               176,868
                                                                   ----------
Net Assets Applicable to 1,098,491
  Shares Outstanding - 100.00% ........................            $6,426,947
                                                                   ----------
Net Asset Value - Delaware New Pacific
  Fund A Class
  ($3,600,682 / 617,039 Shares) .......................                 $5.84
                                                                        -----
Net Asset Value - Delaware New Pacific
  Fund B Class
  ($1,792,000 / 305,083 Shares) .......................                 $5.87
                                                                        -----
Net Asset Value - Delaware New Pacific
  Fund C Class
  ($532,810 / 92,862 Shares) ..........................                 $5.74
                                                                        -----
Net Asset Value - Delaware New Pacific
  Fund Institutional Class
  ($501,455 / 83,507 Shares) ..........................                 $6.00
                                                                        -----

--------------------------------------------------------------------------------
  Components of Net Assets At October 31, 2000:
  Shares of beneficial interest
   (unlimited authorization - no par) .................           $ 8,412,283
  Distributions in excess of net
   investment income** ................................              (21,364)
  Accumulated net realized (loss)
   on investments .....................................           (1,068,600)
  Net unrealized depreciation of investments
   and foreign currencies .............................             (895,372)
                                                                  ----------
  Total net assets ....................................           $6,426,947
                                                                  ==========
----------------------
 *Non-Income producing security for the year ended October 31, 2000. **Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

  ADR - American Depositary Receipt
  GDR - Global Depositary Receipt

  Net Asset Value and Offering Price per
   Share - Delaware New Pacific Fund
  Net asset value A Class (A) .........................                $5.84
  Sales charge (5.75% of offering price or 6.16%
   of the amount invested per share) (B) ..............                 0.36
                                                                       -----
  Offering price ......................................                $6.20
                                                                       -----
---------------------
  (A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
  (B) See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Statement of Assets and Liabilities








October 31, 2000                                       Delaware New Pacific Fund
--------------------------------------------------------------------------------
Assets:
Investments at market (cost $7,144,341) ...............        $6,250,079
Foreign currency ......................................            94,354
Dividends and interest receivable .....................             7,921
Subscriptions receivable ..............................           229,463
Receivable for securities sold ........................               979
                                                               ----------
Total assets ..........................................         6,582,796
                                                               ----------

Liabilities:
Liquidations payable ..................................           104,029
Payable for securities purchased ......................            40,455
Other accounts payable and accrued expenses ...........            11,365
                                                               ----------
Total liabilities .....................................           155,849
                                                               ----------

Total Net Assets ......................................        $6,426,947
                                                               ==========




                             See accompanying notes

Statement of Operations









Year Ended October 31, 2000                            Delaware New Pacific Fund
--------------------------------------------------------------------------------
Investment Income:
Dividends .............................................  $120,892
Interest ..............................................    29,725
Foreign tax withheld ..................................   (13,531)   $  137,086
                                                         --------    ----------
Expenses:
Management fees .......................................   123,739
Distribution expense ..................................    78,878
Registration fees .....................................    52,149
Dividend disbursing and transfer agent fees and
  expenses ............................................    83,661
Reports and statements to shareholders ................    34,180
Custodian fees and expenses ...........................    18,800
Taxes (other than taxes on income) ....................     1,264
Trustees' fees ........................................     1,500
Accounting and administration .........................     7,200
Other .................................................     1,894       403,265
                                                         --------
Less expenses absorbed or waived ......................                 (72,475)
Less expenses paid indirectly .........................                    (333)
                                                                     ----------
Total expenses ........................................                 330,457
                                                                     ----------
Net Investment Loss ...................................                (193,371)
                                                                     ----------

Net Realized and Unrealized Gain (Loss) on Investments
 and Foreign Currencies:
Net realized gain on:
  Investments .........................................               4,769,933
  Foreign currencies ..................................                   9,996
                                                                     ----------
Net realized gain .....................................               4,779,929
Net change in unrealized appreciation/depreciation of
  investments and foreign currencies ..................              (5,054,521)
                                                                     ----------

Net Realized and Unrealized Loss on Investments and
  Foreign Currencies ..................................                (274,592)
                                                                     ----------
Net Decrease in Net Assets Resulting From Operations ..              $ (467,963)
                                                                     ==========


                             See accompanying notes

Statements of Changes in Net Assets

                                                            Delaware New Pacific Fund
--------------------------------------------------------------------------------------
                                                                    Year Ended
                                                              10/31/00       10/31/99
Increase (Decrease) in Net Assets From Operations:
Net investment loss ....................................... $  (193,371)   $  (114,759)
Net realized gain on investments and foreign currencies ...   4,779,929      1,848,536
Net change in unrealized appreciation/depreciation of
  investments and foreign currencies ......................  (5,054,521)     4,330,161
                                                            --------------------------
Net increase (decrease) in net assets resulting from
  operations ..............................................    (467,963)     6,063,938
                                                            --------------------------
Distributions To Shareholders:
In excess of net investment income:
  A Class .................................................    (218,207)            --
  B Class .................................................     (72,839)            --
  C Class .................................................     (14,136)            --
  Institutional Class .....................................     (23,218)            --
                                                            --------------------------
                                                               (328,400)            --
                                                            --------------------------
Capital Share Transactions:
Proceeds from shares sold:
  A Class .................................................  10,005,837      7,036,523
  B Class .................................................   2,257,832      2,617,747
  C Class .................................................     300,046      1,070,210
  Institutional Class .....................................  10,186,317      5,731,523

Net asset value of shares issued upon reinvestment of
  distributions:
  A Class .................................................     214,161             --
  B Class .................................................      72,083             --
  C Class .................................................      12,669             --
  Institutional Class .....................................      23,218             --
                                                            --------------------------
                                                             23,072,163     16,456,003
                                                            --------------------------
Cost of shares repurchased:
  A Class ................................................. (18,415,000)    (4,807,802)
  B Class .................................................  (5,898,080)      (815,140)
  C Class .................................................    (696,261)      (303,950)
  Institutional Class ..................................... (10,903,809)    (5,000,686)
                                                            --------------------------
                                                            (35,913,150)   (10,927,578)
                                                            --------------------------
Increase (decrease) in net assets derived from capital
  share transactions ...................................... (12,840,987)     5,528,425
                                                            --------------------------
Net Increase (Decrease) In Net Assets ..................... (13,637,350)    11,592,363

Net Assets:
Beginning of period .......................................  20,064,297      8,471,934
                                                            --------------------------
End of period ............................................. $ 6,426,947    $20,064,297
                                                            ==========================

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding throughout each year were as follows:

                                                                            Delaware New Pacific Fund A Class
-----------------------------------------------------------------------------------------------------------------------------
                                                                                         Year Ended
                                                               10/31/00(2)  10/31/99(2)  10/31/98(2) 10/31/97(2)  10/31/96(3)
Net asset value, beginning of period ...........................  $7.260       $4.590      $7.320      $9.420        $8.710

Income (loss) from investment operations:
  Net investment income (loss) .................................  (0.084)      (0.039)      0.008      (0.010)      (0.050)
  Net realized and unrealized gain (loss) on investments
    and foreign currencies .....................................  (1.201)       2.709      (2.683)     (1.940)        0.769
                                                                  ---------------------------------------------------------
  Total from investment operations .............................  (1.285)       2.670      (2.675)     (1.950)        0.719
                                                                  ---------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment income .........................     --           --      (0.055)     (0.150)       (0.009)
  In excess of net investment income ........................... (0.135)          --          --          --            --
                                                                  ---------------------------------------------------------
  Total dividends .............................................. (0.135)          --      (0.055)     (0.150)       (0.009)
                                                                  ---------------------------------------------------------

Net asset value, end of period .................................  $5.840       $7.260      $4.590      $7.320        $9.420
                                                                  =========================================================

Total return(1) ................................................ (18.35%)      58.52%     (36.85%)    (21.15%)        8.26%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ......................  $3,601      $12,113      $5,887      $7,144       $11,752
  Ratio of expenses to average net assets ......................   2.04%        1.96%       1.90%       1.80%         1.82%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ....................   2.54%        2.57%       3.23%       1.86%         2.77%
  Ratio of net investment income (loss) to average net assets ..  (1.09%)      (0.65%)      0.15%      (0.08%)       (0.41%)
  Ratio of net investment loss to average net assets prior
    to expense limitation and expenses paid indirectly .........  (1.59%)      (1.26%)     (1.18%)     (0.14%)       (1.36%)
  Portfolio turnover ...........................................    125%          93%        188%        178%          163%

-----------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) The average shares outstanding method has been applied for per share information.
(3) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each year were as follows:

                                                                                 Delaware New Pacific Fund B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Year Ended
                                                               10/31/00(2)    10/31/99(2)   10/31/98(2)    10/31/97(2)   10/31/96(3)
Net asset value, beginning of period .........................   $7.320         $4.660        $7.470         $9.680        $9.010

Income (loss) from investment operations:
  Net investment loss ........................................   (0.139)        (0.081)       (0.031)        (0.080)       (0.050)
  Net realized and unrealized gain (loss) on investments
    and foreign currencies ...................................   (1.221)         2.741        (2.724)        (1.980)        0.730
                                                                -----------------------------------------------------------------
  Total from investment operations ...........................   (1.360)         2.660        (2.755)        (2.060)        0.680
                                                                -----------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment income .......................       --             --        (0.055)        (0.150)       (0.010)
  In excess of net investment income .........................   (0.090)            --            --            --             --
                                                                -----------------------------------------------------------------
  Total dividends ............................................   (0.090)            --        (0.055)        (0.150)       (0.010)
                                                                -----------------------------------------------------------------

Net asset value, end of period ...............................   $5.870         $7.320        $4.660         $7.470        $9.680
                                                                =================================================================

Total return(1) ..............................................  (18.93%)        57.08%       (37.05%)       (21.72%)        7.54%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ....................   $1,792         $5,654        $2,236         $2,534          $562
  Ratio of expenses to average net assets ....................    2.74%          2.66%         2.60%          2.50%         2.50%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ..................    3.24%          3.27%         3.93%          2.56%         3.45%
  Ratio of net investment loss to average net assets .........   (1.79%)        (1.35%)       (0.55%)        (0.77%)       (1.09%)
  Ratio of net investment loss to average net assets prior
      to expense limitation and expenses paid indirectly .....   (2.29%)        (1.96%)       (1.88%)        (0.83%)       (2.04%)
  Portfolio turnover .........................................     125%            93%          188%           178%          163%

--------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) The average shares outstanding method has been applied for per share information.
(3) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.


                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each year were as follows:

                                                                                 Delaware New Pacific Fund C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Year Ended
                                                               10/31/00(2)   10/31/99(2)    10/31/98(2)    10/31/97(2)   10/31/96(3)
Net asset value, beginning of period..........................   $7.150         $4.550        $7.320         $9.490        $8.830

Income (loss) from investment operations:
  Net investment loss ........................................   (0.135)        (0.082)       (0.029)        (0.080)       (0.050)
  Net realized and unrealized gain (loss) on investments
    and foreign currencies ...................................   (1.185)         2.682        (2.686)        (1.940)        0.718
                                                                -----------------------------------------------------------------
  Total from investment operations ...........................   (1.320)         2.600        (2.715)        (2.020)        0.668
                                                                -----------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment income .......................       --             --        (0.055)        (0.150)       (0.008)
  In excess of net investment income .........................   (0.090)            --            --             --            --
                                                                -----------------------------------------------------------------
  Total dividends ............................................   (0.090)            --        (0.055)        (0.150)       (0.008)
                                                                -----------------------------------------------------------------

Net asset value, end of period ...............................   $5.740         $7.150        $4.550         $7.320        $9.490
                                                                =================================================================

Total return(1) ..............................................  (18.82%)        57.14%       (37.18%)       (21.85%)        7.58%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ....................     $533         $1,093          $130           $129           $44
  Ratio of expenses to average net assets ....................    2.74%          2.66%         2.60%          2.50%         2.50%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ..................    3.24%          3.27%         3.93%          2.56%         3.45%
  Ratio of net investment loss to average net assets .........   (1.79%)        (1.35%)       (0.55%)        (0.77%)       (1.09%)
  Ratio of net investment loss to average net assets prior
    to expense limitation and expenses paid indirectly .......   (2.29%)        (1.96%)       (1.88%)        (0.83%)       (2.04%)
  Portfolio turnover .........................................     125%            93%          188%           178%          163%

-----------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) The average shares outstanding method has been applied for per share information.
(3) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.


                             See accompanying notes
14

Selected data for each share of the Fund outstanding throughout each year were as follows:

                                                                          Delaware New Pacific Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Year Ended
                                                              10/31/00(2)    10/31/99(2)    10/31/98(2)    10/31/97(2)   10/31/96(3)
Net asset value, beginning of period ..........................  $7.460         $4.690        $7.440         $9.530        $8.770

Income (loss) from investment operations:
  Net investment income (loss) ................................  (0.061)        (0.020)        0.024          0.020        (0.050)
  Net realized and unrealized gain (loss) on investments
    and foreign currencies ....................................  (1.249)         2.790        (2.719)        (1.960)        0.820
                                                                -----------------------------------------------------------------
  Total from investment operations ............................  (1.310)         2.770        (2.695)        (1.940)        0.770
                                                                -----------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment income ........................      --             --        (0.055)        (0.150)       (0.010)
  In excess of net investment income ..........................  (0.150)            --            --             --            --
                                                                -----------------------------------------------------------------
  Total dividends .............................................  (0.150)            --        (0.055)        (0.150)       (0.010)
                                                                -----------------------------------------------------------------

Net asset value, end of period ................................  $6.000         $7.460        $4.690         $7.440        $9.530
                                                                =================================================================

Total return(1) ............................................... (18.12%)        59.06%       (36.39%)       (20.79%)        8.77%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .....................    $501         $1,204          $219           $250          $119
  Ratio of expenses to average net assets .....................   1.74%          1.66%         1.60%          1.50%         1.50%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ...................   2.24%          2.27%         2.93%          1.56%         2.45%
  Ratio of net investment income (loss) to average net assets .  (0.79%)        (0.35%)        0.45%          0.22%        (0.09%)
  Ratio of net investment income (loss) to average net assets
    prior to expense limitation and expenses paid indirectly ..  (1.29%)        (0.96%)       (0.88%)         0.16%        (1.04%)
  Portfolio turnover ..........................................    125%            93%          188%           178%          163%

------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
(2) The average shares outstanding method has been applied for per share information.
(3) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.


                             See accompanying notes

Notes to Financial Statements

October 31, 2000
--------------------------------------------------------------------------------
Delaware Group Adviser Funds (the "Trust") is organized as a Delaware business trust and offers three series: the Delaware U.S. Growth Fund, the Delaware New Pacific Fund and the Delaware Overseas Equity Fund. These financial statements and related notes pertain to the Delaware New Pacific Fund (the "Fund"). The Fund is a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund offers four classes of shares. The A Class carries a maximum front-end sales charge of 5.75%. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The objective of the Fund is to maximize long-term capital appreciation. It does so primarily by investing in Pacific Basin countries.

1. Significant Accounting
Policies The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All domestic equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. Government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions -- Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the Statement of Operations. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all Funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares and pays dividends from net investment income and net capital gains, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $333 for the period ended October 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "Expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.85% on the first $500 million of net assets, 0.80% on the next $500 million, 0.75% on the next $1.5 billion, and 0.70% on the net assets in excess of $2.5 billion.

--------------------------------------------------------------------------------

2. Investment Management and Other Transactions with Affiliates
   (continued)

DMC has entered into a sub-advisory agreement with AIB Govett, Inc. with respect to the management of the Fund. For the services provided to DMC, DMC pays AIB Govett an annual fee which is calculated at a rate of 0.50% of the daily average net assets of the Fund. The Fund does not pay any fees directly to the AIB Govett.

DMC has elected to waive its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses does not exceed 2.00% of the average daily net assets through October 31, 2001.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At October 31, 2000, the Fund had a liability for such fees and other expenses payable to DSC of $6,283.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. At October 31, 2000, the Fund had a liability for such fees and other expenses payable to DDLP of $6,044.

For the period ended October 31, 2000, DDLP earned $5,728 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
For the period ended October 31, 2000, the Fund made purchases of $16,788,439 and sales of $28,488,755 of investment securities other than U.S. government securities and temporary cash investments.

As of October 31, 2000, the net unrealized depreciation for federal income tax purposes aggregated $955,864 of which $502,512 related to unrealized appreciation of securities and $1,458,376 related to unrealized depreciation of securities. At October 31, 2000, the aggregate cost of securities for federal income tax purposes was $7,205,941.

For federal income tax purposes, the Fund had accumulated capital losses as of October 31, 2000 of $1,007,000 which may be carried forward and applied against future capital gains. The capital loss carryforward expires in 2006.

4. Capital Shares
Transactions in capital shares were as follows:
                                                              Year Ended
                                                        10/31/00     10/31/99
Shares sold:
  A Class ............................................  1,319,166   1,124,218
  B Class ............................................    284,310     424,919
  C Class ............................................     38,591     175,563
  Institutional Class ................................  1,244,592     876,299

Shares issued upon reinvestment of distributions:
  A Class ............................................     26,538          --
  B Class ............................................      8,812          --
  C Class ............................................      1,585          --
  Institutional Class ................................      2,801          --
                                                       ----------   ---------
                                                        2,926,395   2,600,999
                                                       ----------   ---------

Shares repurchased:
  A Class ............................................ (2,397,050)   (739,315)
  B Class ............................................   (760,173)   (132,812)
  C Class ............................................   (100,179)    (51,268)
  Institutional Class ................................ (1,325,265)   (761,571)
                                                       ----------   ---------
                                                       (4,582,667) (1,684,966)
                                                       ----------   ---------
Net increase (decrease) .............................. (1,656,272)    916,033
                                                       ==========   =========

5. Foreign Exchange Contracts
The Fund may enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

--------------------------------------------------------------------------------

5. Foreign Exchange Contracts (continued)
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The Fund had no forward foreign currency contracts outstanding at October 31, 2000.

6. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

7. Lines of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amount outstanding at October 31, 2000, or at any time during the fiscal year.

8. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2001. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 2000, the Fund designates distributions paid during the year as follows:

                    (A)                                   (B)
              Ordinary Income                             Total
               Distribution                           Distributions
              ---------------                         -------------
                   100%                                   100%

Report of Independent Auditors


--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Delaware Group Adviser Funds -- Delaware New Pacific Fund

We have audited the accompanying statement of net assets and the statement of assets and liabilities of Delaware New Pacific Fund (the "Fund") as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 1996 were audited by other auditors whose report dated December 20, 1996 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware New Pacific Fund at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                            /s/ Ernst & Young LLP
                                            ---------------------------------
Philadelphia, Pennsylvania
December 19, 2000

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20

DELAWARE INVESTMENTS FAMILY OF FUNDS
------------------------------------

More information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.


                                BUILDING BLOCKS
                           OF A DIVERSIFIED PORTFOLIO
-----------------------------------------------------------------------------------
AGGRESSIVE GROWTH EQUITY FUNDS
-------------------------------
     GROWTH EQUITY FUNDS
--------------------------------
       MODERATE GROWTH      TAXABLE       TAX-       INTERNATIONAL        ASSET
        EQUITY FUNDS          BOND       EXEMPT        AND GLOBAL       ALLOCATION
                             FUNDS        BOND           FUNDS            FUNDS
                                         FUNDS
-----------------------------------------------------------------------------------
                             STABILITY OF PRINCIPAL
-----------------------------------------------------------------------------------


[ ] Growth of Capital                    [ ] International and               [ ] Tax-Exempt Income
  o Technology and Innovation Fund           Global                            o National High-Yield
  o Select Growth Fund                     o Emerging Markets Fund                 Municipal Bond Fund
  o Trend Fund                             o New Pacific Fund                  o Tax-Free USA Fund
  o Growth Opportunities Fund*             o Overseas Equity Fund              o Tax-Free Insured Fund
  o Small Cap Value Fund                   o International Equity Fund         o Tax-Free USA
  o U.S. Growth Fund                       o Global Equity Fund                    Intermediate Fund
  o Tax-Efficient Equity Fund              o Global Bond Fund                  o State Tax-Free Funds**
  o Social Awareness Fund
                                         [ ] Current Income                  [ ] Stability of Principal
[ ] Total Return                           o Delchester Fund                   o Cash Reserve
  o Blue Chip Fund                         o High-Yield                        o Tax-Free Money Fund
  o Devon Fund                                 Opportunities Fund
  o Growth and Income Fund                 o Strategic Income Fund           [ ] Asset Allocation
  o Decatur Equity Income Fund             o Corporate Bond Fund               o Foundation Funds
  o REIT Fund                              o Extended Duration                   Growth Portfolio
  o Balanced Fund                            Bond Fund                           Balanced Portfolio
                                           o American Government                 Income Portfolio
                                             Bond Fund
                                           o U.S. Government
                                             Securities Fund
                                           o Limited-Term
                                             Government Fund


 * Formerly known as DelCap Fund.

** Available for the following states: Arizona, California, Colorado, Florida,
   Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Oregon, Pennsylvania and Wisconsin. Insured and intermediate bond funds are available in selected states.

(C)Delaware Distributors, L.P.

DELAWARE(SM)
INVESTMENTS
-----------
Philadelphia o London



                                              For Shareholders
                                              1.800.523.1918

                                              For Securities Dealers
                                              1.800.362.7500

                                              For Financial Institutions
                                              Representatives Only
                                              1.800.659.2265

                                              www.delawareinvestments.com

This annual report is for the information of Delaware New Pacific Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware New Pacific Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------

BOARD OF TRUSTEES                               Charles E. Peck                             Investment Manager
                                                Retired                                     Delaware Management Company
Wayne A. Stork                                  Fredericksburg, VA                          Philadelphia, PA
Chairman
Delaware Investments Family of Funds            Janet L. Yeomans                            International Affiliate
Philadelphia, PA                                Vice President and Treasurer                Delaware International Advisers Ltd.
                                                3M Corporation                              London, England
Walter P. Babich                                St. Paul, MN
Board Chairman                                                                              Subadviser
Citadel Constructors, Inc.                      AFFILIATED OFFICERS                         AIB Govett
King of Prussia, PA
                                                Charles E. Haldeman, Jr.                    National Distributor
David K. Downes                                 President and Chief Executive Officer       Delaware Distributors, L.P.
President and Chief Executive Officer           Delaware Management Holdings, Inc.          Philadelphia, PA
Delaware Investments Family of Funds            Philadelphia, PA
Philadelphia, PA                                                                            Shareholder Servicing, Dividend
                                                Richard J. Flannery                         Disbursing and Transfer Agent
John H. Durham                                  Executive Vice President                    Delaware Service Company, Inc.
Private Investor                                and General Counsel                         Philadelphia, PA
Horsham, PA                                     Delaware Investments Family of Funds
                                                Philadelphia, PA                            2005 Market Street
Anthony D. Knerr                                                                            Philadelphia, PA 19103-3682
Consultant, Anthony Knerr & Associates          Bruce D. Barton
New York, NY                                    President and Chief Executive Officer
                                                Delaware Distributors, L.P.
Ann R. Leven                                    Philadelphia, PA
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN


(4084)                                                        Printed in the USA
AR-113 [10/00] PPL 12/00                                                 (J6569)